CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                  EXHIBIT 10.7.2

                               SECOND AMENDMENT TO
                  TECHNOLOGY DEVELOPMENT AND SERVICES AGREEMENT


This Second Amendment ("Second Amendment") to the Technology Development and Services Agreement dated October 2, 1995, as amended through May 1, 1998 (the "Agreement") is made and entered into as of March 1, 1999 by LYNX THERAPEUTICS, INC., a Delaware corporation, for itself and its wholly-owned subsidiaries, including SPECTRAGEN, INC., (collectively referred to as "Lynx"), Hoechst Marion Roussel, Inc., a Delaware corporation, for itself and its affiliates other than AgrEvo ("HMRI") and Hoechst Schering AgrEvo GmbH, a German corporation and an affiliate of HMRI (referred to as "AgrEvo").

                                    RECITALS

        WHEREAS, HMRI has the right under the Agreement to secure nonexclusive access to Lynx's library analysis and other subscription services for itself and all of its affiliates in accordance with the terms of the Agreement at any time up to [ * ];

        WHEREAS, HMRI and AgrEvo desire to partially exercise such right in order to enable AgrEvo to activate a subscription for Lynx's services for use in its agricultural research programs;

        WHEREAS, the parties wish to enter into this Second Amendment for the purpose of enabling such partial activation by AgrEvo.

        NOW THEREFORE, in consideration of the foregoing premises and the covenants and promises contained in this Second Amendment, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        Capitalized terms used in this Second Amendment shall have the meanings ascribed to them in the Agreement unless otherwise defined in or amended by this Second Amendment.

        1.1    No amendment is made to Section 1.1.

        1.2    No amendment is made to Section 1.2.

        1.3    No amendment is made to Section 1.3.

        1.4 "Analysis" means (i) the activities of Lynx leading to the generation of a MPSS Library Analysis and/or (ii) any other analysis using Lynx Technology uncovering, for example, differences in gene expression or genomic composition, offered by Lynx to its subscription service customers (including HMRI as described in Article 2).

        1.5 "Lynx Technology" means Lynx's proprietary technologies for solid phase cloning on beads of genomic DNA or cDNA and their analytical applications, such as library comparisons using bead-based sorting or signature sequencing on beads, as existing on the date hereof and as developed or improved by Lynx during the term of the Agreement.

        1.6 "AgrEvo Field" shall mean the analysis of genomes and gene expression of plants, or of plant pathogens or plant pests, for the purpose of developing and commercializing products solely for use in commercial agricultural applications, including, without limitation, food and feed and other downstream applications.

                                    ARTICLE 2

                         DEVELOPMENT OF MPSS TECHNOLOGY

        2.1    No amendment is made to Section 2.1.

        2.2 No amendment is made to Section 2.2, but Lynx agrees to provide copies of its reports to HMRI to AgrEvo.

        2.3    No amendment is made to Section 2.3.

        2.4 PAYMENTS TO LYNX. Lynx acknowledges that Hoechst has paid to Lynx Three Million U.S. Dollars (US$3,000,000), in part, for Lynx's commitment to undertake the development of technologies that may be useful to HMRI. Lynx agrees that no additional payment by HMRI to Lynx shall be required for Lynx's continued development of Lynx Technology. AgrEvo, having determined that such technologies are currently useful to AgrEvo, agrees to pay to Lynx on or before [ * ] a technology access fee of [ * ] in respect of the activation of a subscription for Lynx's Analysis services for use in the AgrEvo Field for the benefit solely of AgrEvo. If Lynx is able to establish to HMRI's satisfaction that the Analysis services offered or to be offered by Lynx to its subscription customers are applicable for HMRI's purposes and fulfill HMRI's needs as determined by HMRI at its sole discretion, then HMRI will pay to Lynx an additional technology access fee to be negotiated but of not more than [ * ] within thirty (30) days of such determination in order to activate a subscription for Lynx's Analysis services for use in any field for the benefit of HMRI and its affiliates other than AgrEvo.

        2.5 NOTICE TO HMRI. If Lynx notifies HMRI that it has developed the Lynx Technology to the extent that it is being accessed and used by any subscription service customer other than AgrEvo, HMRI will at its sole discretion determine the usefulness of the technology for HMRI's purposes and decide whether to activate a subscription for the benefit of HMRI and its affiliates other than AgrEvo under the conditions outlined under Section 2.4. A decision by HMRI during the term of this Agreement not to access the technology does not constitute a termination of the Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                                    ARTICLE 3

                             LYNX ANALYSIS SERVICES

        No amendment is made to Article 3, of which Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.7 and 3.8 will not pertain to AgrEvo, except that AgrEvo will have the benefit of Section 3.5 and new Sections 3.9, 3.10, 3.11 and 3.12 are added as follows:

        3.9 AGREVO SUBSCRIPTION. AgrEvo agrees to make a second payment to Lynx of [ * ] on or before [ * ] in order to activate an initial subscription period for AgrEvo consisting of the period ending [ * ]. During such initial subscription period, AgrEvo shall be entitled to receive from Lynx, without further charge, Analyses and the results thereof having an aggregate Value (as hereinafter defined) of [ * ]. In addition, if during the initial subscription period AgrEvo desires to engage Lynx to conduct additional Analyses after the aggregate Value of the Analyses already conducted equals or exceeds [ * ] AgrEvo may request that Lynx provide such additional requested Analyses on a timely basis, subject to its other business commitments and resource allocation, and AgrEvo shall pay Lynx the Value of each such additional Analysis upon delivery of the results thereof to AgrEvo. The "Value" of any single Analysis performed by Lynx for AgrEvo under the Agreement shall be equal to five times Lynx's fully burdened cost of performing such Analysis. AgrEvo may, at its option and upon thirty (30) days prior written notice, elect to extend its subscription on the same terms as set forth herein above for up to three additional subsequent one year periods, by making in respect of each renewal period a payment to Lynx of a [ * ] renewal fee prior to expiration of the then current subscription year. This Agreement shall expire as to AgrEvo at the end of the last subscription period paid for by AgrEvo, unless further extended pursuant to Section 5.1. Analyses will be performed as described hereinafter. AgrEvo will provide to Lynx
(a) biological and/or biologically derived sample(s) (e.g. cDNA or genomic DNA) for Analysis, together with an indication of the desired Analysis results, criteria for Analysis and Analysis results, and preferred methods(s) of Analysis. Each particular Analysis will only be performed after Lynx and AgrEvo have jointly agreed in writing on the estimated Value and estimated duration of such Analysis and the form in which the results of such Analysis will be delivered. The results of any given Analysis to be delivered by Lynx to AgrEvo will include any and all information and/or material generated in the course of such Analysis. Results of any given Analysis shall be delivered in the form and at the time agreed upon by the Parties.

        3.10 IMPROVEMENTS. Lynx will own any and all improvements to Lynx Technology, including improvements made while performing Analysis services pursuant to this Agreement. AgrEvo may from time to time suggest possible improvements to Lynx Technology that Lynx will consider in good faith. In the event the parties agree to implement and evaluate such improvements, Lynx's fully burdened cost of Analyses performed in the development of such improved Lynx Technology will be charged to AgrEvo without any mark-up. Lynx will own all intellectual property rights in such improvements and may offer such improved Lynx Technology or services based thereon to its other subscription customers and otherwise make use thereof in its business without compensation to AgrEvo.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        3.11 AGREVO INTELLECTUAL PROPERTY. AgrEvo shall own the entire right, title and interest in any and all material and information provided by AgrEvo (or Affiliates of AgrEvo) to Lynx pursuant to this Agreement (including but not limited to samples, criteria, etc.) and any and all results of Analyses performed pursuant to this Agreement, excluding however improvements to Lynx Technology. Lynx Agrees that it shall treat all such material and information and results owned by AgrEvo as the "Confidential Information" of AgrEvo pursuant to Article 4 hereof. Nevertheless, AgrEvo agrees to give appropriate credit to Lynx in any scientific publication of its research that relies on such results. Only AgrEvo (or its Affiliates) shall have the right to protect any and all of such material, information and results owned by AgrEvo by patents or other intellectual property rights. Upon request of AgrEvo, Lynx will provide reasonable assistance to AgrEvo in connection with filings and procedures to obtain any such intellectual property rights.

        3.12 COLLABORATION AGREEMENT. AgrEvo and Lynx currently expect to enter into a separate agreement (the "Collaboration Agreement") pursuant to which the parties, making use of other Lynx technologies, will collaborate in research on certain crops to be specified (but excluding crops that are exclusive to [ * ] under its agreement with Lynx). It is clearly understood, however, that neither Party is obliged to enter into any Collaboration Agreement. The parties agree that any portion of a subscription fee paid by AgrEvo to Lynx pursuant to
Section 3.9 that is not utilized in respect of Analysis services under this Agreement may be applied to work by Lynx under the Collaboration Agreement in the same subscription period.

                                    ARTICLE 4

                                 CONFIDENTIALITY

        The provisions of this article of the Agreement are not amended by this Second Amendment and shall apply between Lynx and AgrEvo.

                                    ARTICLE 5

                              TERM AND TERMINATION

        5.1 As to AgrEvo, this Agreement shall expire at the end of the initial AgrEvo subscription period provided for in Section 3.9 or, if such initial subscription is renewed under Section 3.9, at the end of the last subscription period to be paid for by AgrEvo. As to HMRI, this Agreement shall expire on [ * ] if HMRI has not by that date notified Lynx of its determination to activate its subscription pursuant to Section 2.4. If such subscription is activated before such date, this Agreement shall expire as to HMRI at the end of the initial HMRI subscription period provided for in Section 3.2 or, if such subscription period is renewed under Section 3.3, at the end of the last subscription period to be paid for by HMRI under Section 3.3. The subscription of AgrEvo may be further extended by agreement with Lynx on the terms of conditions of any such further extension prior to expiration of the last renewal period available under Section 3.9. If the Agreement terminates as to HMRI on [ * ], Lynx agrees that HMRI shall be entitled to a credit of [ * ] with regard to any future technology access fee and any such technology access fee and subscription fee shall be reduced as set forth in this Second Amendment.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        5.2 Section 5.2 shall be amended by the addition at the end thereof of the following:

In the event Lynx is or becomes unable, for any reason whatsoever, to provide Analysis services to AgrEvo (including without limitation as a result of claims by a third party that the provision of such services infringes proprietary rights of such third party), AgrEvo shall have the right to terminate this Agreement pursuant to this Section 5.2. Termination of this Agreement pursuant to this Section 5.2 by one party shall not result in a termination of this Agreement as between the remaining parties (i.e., this Agreement shall remain in effect with respect to AgrEvo and Lynx in the event of termination by HMRI, and vice versa).

        5.3 Section 5.3 shall be amended by the addition of the following sentence after the second sentence thereof:

With respect to AgrEvo, upon such expiration or termination, Lynx will (i) deliver to AgrEvo any results obtained in Analyses performed for AgrEvo pursuant to this Agreement which have not yet been delivered, and (ii) destroy any copies of results obtained in Analyses performed for AgrEvo pursuant to this Agreement which may be in Lynx's possession at the time of such expiration or termination, except improvements to Lynx Technology, and any material or information provided by AgrEvo to Lynx pursuant to this Agreement.

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

        No amendment is made to Article 6 of the Agreement, except that the following sentence is added to Section 6.1:

Lynx further represents and warrants to AgrEvo that the execution and delivery of this Agreement does not, and the performance by Lynx of its obligations hereunder will not, result in any breach of or constitute a default under any other contract, agreement, license or other instrument or obligation to which Lynx is a party or by which Lynx is bound. Lynx agrees to indemnify and hold harmless AgrEvo for any and all damage which may be suffered by AgrEvo as a result of any breach of the foregoing representation and warranty.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5
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                                    ARTICLE 7

                                  MISCELLANEOUS

        The provisions of Article 7 of the Agreement are not amended by this Second Amendment except that all notices to AgrEvo and Lynx pursuant to Article
7.6 of the Agreement shall be delivered to:

Hoechst Schering AgrEvo GmbH                       Lynx Therapeutics, Inc.
Miraustrasse 54                                    25861 Industrial Boulevard
D-13509 Berlin, Germany                            Hayward, CA  94545
Attention: General Counsel                         Attention:  President



        IN WITNESS WHEREOF, the parties hereto have duly executed this Restated First Amendment as of the date first written above.

LYNX THERAPEUTICS, INC.                   HOECHST SCHERING AGREVO GMBH


By: /s/ Sam Eletr                         By: /s/ Bernard Convent
    -------------------------------           ----------------------------------

Title: Chief Executive Officer            Title: Head R & D, Biotechnology Corp.
       ----------------------------              -------------------------------

Date:   31 March 1999
      -----------------------------       By: /s/ Jurgen Asshauer
                                              ----------------------------------
                                          Title: Board Member
                                                 -------------------------------
                                          Date:  31 March 1999
                                                --------------------------------


HOECHST MARION ROUSSEL, INC.


By: /s/ Thomas Hofstaetter
    -------------------------------
Title:  Sr. Vice President, Business Development & Strategic Planning
       --------------------------------------------------------------
Date:   5/3/99
      -----------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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